UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 8, 2010
(Date of earliest event reported)

PPOA HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53580	26-3479709
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1649 Northwest 136th Avenue, Sunrise, Florida	33323
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 846-8222

PROTECTIVE PRODUCTS OF AMERICA, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.  AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

In connection with the closing of the sale of substantially all of the Company’s assets pursuant to the Second Amended and Restated Asset Purchase Agreement dated February 19, 2010 among the Company, its subsidiaries, and Protective Products Enterprises, Inc., an affiliate of Sun Capital Partners, Inc., the Company and its subsidiaries whose names included the words “Ceramic” or “Protective” were required, at closing, to change their names so that they would not include such words.  Accordingly, the Company filed a Certificate of Amendment to its Certificate of Incorporation changing its name to PPOA Holding, Inc.  The Certificate of Amendment became effective on March 8, 2010.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

Exhibit No.	Description

3(i)	Certificate of Amendment to Certificate of Incorporation of Protective Products of America, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPOA HOLDING, INC.

Date: March 22, 2010	By:	/s/ Frank E. Jaumot
Frank E. Jaumot
Chief Restructuring Officer

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